EXHIBIT 21

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                             ACNIELSEN CORPORATION
                     LIST OF ACTIVE SUBSIDIARIES - 1/29/99

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                                                                                                 State or          % Ownership
                  Name                                                                         Country of           100% Except
                                                                                              Incorporation            as Noted
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

A. C. NIELSEN COMPANY                                                                          Delaware
         A. C. Nielsen (Argentina) S.A.                                                        Delaware
                  A.C. Nielsen Argentina S.A.                                                  Argentina
         A. C. Nielsen Ges.mbH                                                                 Austria
                  ANR Piackutato Kft.                                                          Hungary
         A. C. Nielsen Company (Belgium) S.A.                                                  Belgium
                  A. C. Nielsen Company & Co. S.A.                                             Belgium
         A. C. Nielsen do Brasil Ltda.                                                         Brazil
                  ACNielsen.CBPA Ltda.                                                         Brazil
                  ACNielsen Cayman Islands Ltd.                                                Cayman Islands
         SRG Research Canada Ltd.                                                              Canada
                  D.J. Calhoun Marketing & Development Ltd.                                    Canada                  86.0
                           Recherches en Marketing (Quebec) Inc.                               Canada
         ACNielsen Chile Limitada                                                              Chile
                  ACNielsen Chile S.A.                                                         Chile                   51.0
         A. C. Nielsen de Colombia S.A.                                                        Colombia
         ACNielsen Cyprus Limited                                                              Cyprus
                  Amer Nielsen Research                                                        Belarus
                  ANR Amer Nielsen Research Limited d.o.o.                                     Croatia
                  ANR Amer Nielsen Eesti OU                                                    Estonia
                  ANR Amer Nielsen Research Ltd.                                               Kazakhstan
                  ACNielsen Kenya Limited                                                      Kenya
                  UAB ANR Amer Nielsen Research Baltica                                        Lithuania
                  ANR Amer Nielsen Research SRL                                                Moldova
                  ANR Amer Nielsen Research Limited                                            Nigeria
                  ZAO Amer Nielsen Marketing Company Ltd.                                      Russia
                  ZAO Amer Nielsen Plus                                                        Russia
                  ANR Amer Nielsen Research Slovakia s.r.o.                                    Slovakia
                  ANR Amer Nielsen Research raziskovalna druzba, d.o.o.                        Slovenia
                  ANR Amer Nielsen Research Ltd.                                               Uganda
                  ANR Amer Nielsen Research UKRAINE JSC                                        Ukraine
                  ANR Amer Nielsen Research, D.O.O.                                            Yugoslavia
         ACNielsen AIM A/S                                                                     Denmark


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A. C. NIELSEN COMPANY  (Continued)
         Teollisuuden Tielopalvelu Industrial Intelligence Ltd. Oy                             Finland
                  A. C. Nielsen Finland Oy                                                     Finland
                           Finnpanel Oy                                                        Finland                 50.0
         A. C. Nielsen S.A.                                                                    France
                  ACNielsen EDI, S.A.R.L.                                                      France
                  ERIM S.A.                                                                    France
                  Panel de Gestion S.A.R.L.                                                    France
         ACNielsen S.A.                                                                        Greece
         A. C. Nielsen (Dublin) Limited                                                        Ireland
         A. C. Nielsen of Ireland Limited                                                      Ireland
         A. C. Nielsen Italia S.p.A.                                                           Italy
                  ACNielsen CRA  S.r.l.                                                        Italy
                           Telepanel S.A.                                                      Italy
                  ACNielsen SITA S.r.l.                                                        Italy                   80.0
         ACNielsen Japan K.K.                                                                  Japan
         A. C. Nielsen, S.A. de C.V.                                                           Mexico
         A. C. Nielsen (Nederland) B.V.                                                        The Netherlands
                  ANR Amer Nielsen Research CZ, s.r.o.                                         Czech Republic
                  ACNielsen (Polen) B.V.                                                       The Netherlands
                           ANR Amer Nielsen Research Sp. z.o.o.                                Poland
                  ACNielsen South Africa B.V.                                                  The Netherlands
                  ACNielsen South Africa Holdings B.V.                                         The Netherlands
                           Market Research Africa (Proprietary) Limited                        South Africa            65.0
                  Centrum Voor Marketing Analyses B.V.                                         The Netherlands         70.0
                  ACNielsen ZET Arastirma Hizmetleri A.S.                                      Turkey                  85.0
         Neslein Holding (Canada) C.V.                                                         The Netherlands
                  ACNielsen Holding (Canada) B.V.                                              The Netherlands
                           ACNielsen Canada Holding Company                                    Canada
                                    ACNielsen Company of Canada                                Canada
                                            ACNielsen Canada Partnership                       Canada
                                            ACNielsen (Korea) Limited                          Korea



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A. C. NIELSEN COMPANY (Continued)
         Neslein Holding (Spain) C.V.                                                          The Netherlands
                  ASEE Nielsen Holding (Spain) Srl                                             Spain
                           N&P Holding Spain S.L.                                              Spain
                                    A. C. Nielsen Company S.L.                                 Spain
                                            Infoadex S.A.                                      Spain                   50.0
                                    Panel Internacional S.L.                                   Spain
                  Menesta Investments B.V.                                                     Netherlands
                           Neslein Holding (Portugal) SGPS, Lda.                               Portugal
                                    A.C. Nielsen Portugal - Estudos de Mercado Lda.            Portugal
         ACNielsen (NZ) Ltd.                                                                   New Zealand
                  ACNielsen Research (NZ) Limited                                              New Zealand
                           ACNielsen Media Measurement Services (NZ) Ltd.                      New Zealand             75.0
                  ACNielsen Research Services (NZ) Ltd.                                        New Zealand
         ACNielsen Norge AS                                                                    Norway                  98.9
         ACNielsen Reklame-Statistikk AS                                                       Norway                  85.6
         ACNielsen de Puerto Rico, Inc.                                                        Puerto Rico
         ACNielsen (Singapore) Pte. Ltd.                                                       Singapore
         ACNielsen AB                                                                          Sweden
         A. C. Nielsen S.A.                                                                    Switzerland
                  Media Focus                                                                  Switzerland             50.0
         A. C. Nielsen Management Services S.A.                                                Switzerland
         ACN/PIB Partners                                                                      Connecticut             50.01
         ART Holding, L.L.C.                                                                   Delaware
         Nielsen Holdings, Inc.                                                                Delaware
         Nielsen Leasing Corporation                                                           Delaware
         Panel International S.A.                                                              Delaware

A. C. NIELSEN COMPANY LIMITED                                                                  England

ACNIELSEN EDI, INC.                                                                            California
         ACNielsen EDI S.L.                                                                    Spain



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ACNIELSEN EDI II, INC.                                                                         California

ACNIELSEN EDI LIMITED                                                                          England

ACNIELSEN HOLDING GMBH                                                                         Germany
         ACN Marketing Research Holding GmbH                                                   Germany
                  A. C. Nielsen GmbH                                                           Germany
                           A. C. Nielsen Werbeforschung S&P GmbH                               Germany

ACNIELSEN HOLDINGS LIMITED                                                                     Hong Kong
         ACNielsen Management Services Limited                                                 Hong Kong
                  ACNielsen (Asia Pacific) Limited                                             Hong Kong
                           ACNielsen (Taiwan) Limited                                          Taiwan
                  ACNielsen (China) Ltd.                                                       Hong Kong
                           Shanghai ACNielsen Ltd.                                             China                   80.0
                  ACNielsen Group Limited                                                      Hong Kong
                           ACNielsen (Guangzhou) Limited                                       China                   92.0
                  ACNielsen International Research (Hong Kong) Limited                         Hong Kong
                  ACNielsen Holdings Pte. Ltd.                                                 Singapore
                           P.T. ACNielsen Indonesia                                            Indonesia
                           ACNielsen Customized Japan K.K.                                     Japan
                           Hankook Research Co., Ltd.                                          Korea                   50.0
                           ACNielsen (Malaysia) Sdn. Bhd.                                      Malaysia
                                    ACNielsen Marketing Promotions (Malaysia) Sdn. Bhd.        Malaysia
                           ACNielsen Consumer Research Services (Phils.), Inc.                 Philippines
                           ACNielsen Dealer Measurement Services (Phils.), Inc.                Philippines
                           ACNielsen Media Measurement Services (Phils.), Inc.                 Philippines
                                    ACNielsen Monitoring Services (Philippines) Inc.           Philippines
                           ACNielsen Unisearch (Philippines) Inc.                              Philippines
                           ACNielsen Research (Singapore) Pte. Ltd.                            Singapore
                           ACNielsen (Thailand) Limited                                        Thailand
                           ACNielsen (Vietnam) Limited                                         Vietnam


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ACNIELSEN INTERNATIONAL RESEARCH (UNITED STATES) LIMITED                                       New York

ACNIELSEN (ISRAEL) LTD.                                                                        Israel                  90.0

ACNIELSEN MARKETING RESEARCH INDIA PRIVATE LIMITED                                             India
         ACNielsen Research Services Private Limited                                           India
                  TAM Media Research Private Limited                                           India                   50.0

BBI MARKETING SERVICES, INC.                                                                   Delaware
         BBI Operations, LLC                                                                   Kentucky
         BBIO, Inc.                                                                            Kentucky

CZT/ACN TRADEMARKS, L.L.C.                                                                     Delaware                50.0

NESLEIN HOLDING, L.L.C.                                                                        Delaware

NESLEIN HOLDING (AUSTRALIA) C.V.                                                               The Netherlands
         ACNielsen (Holdings) Pty. Limited                                                     Australia
                  ACNielsen Australia Pty. Limited                                             Australia
                  AGB McNair Holdings Pty. Limited                                             Australia
                           Surveys Australia Research Pty. Limited                             Australia
                                    Tart Research Pty. Limited                                 Australia
                                    ACNielsen Research Pty. Limited                            Australia
                                            McNair Anderson Associates Pty. Limited            Australia
                  ACNielsen Advanced Analytics Pty. Limited                                    Australia
                  Australian Independent Media Data Pty. Limited                               Australia

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